UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2014

Rock Creek Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-15324	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2040 Whitfield Avenue, Suite 300 Sarasota, Florida 34243
(Address of principal executive offices, including zip code)

844-727-0727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, at the annual meeting (the “Annual Meeting”) of stockholders of Rock Creek Pharmaceuticals, Inc. (the “Company”) held on November 21, 2014, the Company’s stockholders approved an amendment to the Company’s 2008 Incentive Award Plan (the “Plan”) to increase the number of shares available for issuance from 35,200,000 to 45,200,000 (the “Amendment”). The Amendment is also described in the Company’s Definitive Proxy Statement filed with the SEC on October 17, 2014 (the “Proxy Statement”) in the section entitled “Proposal 3: Approval of an Amendment to the 2008 Incentive Award Plan.” The Amendment to the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 25, 2014, the Company filed a Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). The Certificate of Amendment, formally approved by the Company’s stockholders on November 21, 2014, as discussed under Item 5.07 below, increases the total number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), that the Company is authorized to issue from 274,800,000 to 314,800,000 shares. The Certificate of Amendment is also described in the Company’s Proxy Statement in the section entitled “Proposal 2: Approval of an Amendment to Certificate of Incorporation to Increase Authorized Shares.” The Certificate of Amendment, which was effective upon filing on November 25, 2014, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 21, 2014, the Company held the Annual Meeting. The Company previously filed the Proxy Statement and related materials pertaining to the Annual Meeting with the SEC. On the record date of October 6, 2014, there were 193,172,235 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

Proposal 1: Election of Directors

Six nominees for the Board of Directors were elected to serve for one-year terms. The tabulation of votes was as follows:

Nominee	Votes For	Votes Withheld

Christopher C. Chapman	52,697,211	3,400,455

Benjamin M. Dent	52,853,199	3,244,467

Michael John Mullan	52,390,220	3,707,446

Scott P. Sensenbrenner	52,551,845	3,545,821

Lee M. Canaan	53,165,009	2,932,657

Edward J. McDonnell	53,151,872	2,945,794

Proposal 2: Approval of an Amendment to Certificate of Incorporation to Increase Authorized Shares

The Company’s proposal to approve an amendment to the Company’s Tenth Amended and Restated Certificate of Incorporation to increase the total number of shares of Common Stock that the Company is authorized to issue from 274,800,000 to 314,800,000 shares, was approved as set forth below:

For	Against	Abstain
126,153,350	24,097,983	4,593,587

Proposal 3: Approval of an Amendment to the Company’s 2008 Incentive Award Plan

The Company’s proposal to approve an amendment to the Plan to increase the number of shares available for issuance from 35,200,000 to 45,200,000, was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
45,277,785	9,939,617	880,264	98,747,254

Proposal 4: Ratification of the Appointment of Independent Auditor

The appointment of Cherry Bekaert LLP as the Company’s independent auditor to audit the Company’s 2014 financial statements was ratified as set forth below:

For	Against	Abstain
146,248,647	5,151,950	3,444,323

Proposal 5: Advisory Vote on Executive Compensation

An advisory resolution on the compensation of the Company’s named executive officers was ratified as set forth below:

For	Against	Abstain	Broker Non-Votes
46,933,559	7,955,331	1,208,776	98,747,254

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Tenth Amended and Restated Certificate of Incorporation of Rock Creek Pharmaceuticals, Inc., dated November 25, 2014.
10.1	Amendment to the Third Amended and Restated Rock Creek Pharmaceuticals, Inc. 2008 Incentive Award Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK CREEK PHARMACEUTICALS, INC.

Date: November 25, 2014

	By:	/s/ Park A. Dodd, III
	Name:	Park A. Dodd, III
	Title:	Chief Financial Officer